                                                                   EXHIBIT 10.14

                   LABORATORY CORPORATION OF AMERICA HOLDINGS
                                  ("LabCorp")
                                MASTER AGREEMENT

================================================================================

This Agreement between CYTYC Corporation hereinafter referred to as CYTYC, a Delaware Corporation whose principal place of business is located at 85 Swanson Road, Boxborough, Massachusetts-01719, and Laboratory Corporation of America Holdings, ("LabCorp"), at LabCorp's option "LabCorp" shall also refer to any or all of LabCorp's subsidiaries. This Agreement, together with any Product Addenda hereto, sets forth the Terms and Conditions upon which CYTYC will sell to "LabCorp" and "LabCorp" will purchase various diagnostic products. In the event of any inconsistencies between this Agreement and any Product Addenda, this Master Agreement shall control. The parties agree as follows:

A. In consideration of "LabCorp" purchasing from CYTYC, the diagnostic products, equipment and related software, hereinafter collectively referred to as "Product", specified in the attached Product Addenda during the term of this Agreement, CYTYC agrees to sell such Product to "LabCorp" at the purchase prices specified. This Agreement supersedes all prior contracts between the parties, and at LabCorp's option any prior contracts between CYTYC and LabCorp's subsidiaries.

B. "LabCorp", on a reasonable efforts basis, will notify CYTYC in writing of all acquisitions, additional locations and location changes. Upon request from LabCorp, CYTYC shall make product available to acquisitions and additional locations at the "LabCorp" pricing set forth herein.

C. The term of the Agreement shall commence on February 1, 2000 and remain in effect until January 31, 2003.

D. CYTYC shall ship to any "LabCorp" laboratory which orders Product who is authorized under this Agreement. Invoices should be mailed to the following address:

                               SEND INVOICES TO:

                    Laboratory Corporation of America Holdings
                    The Office of Diagnostic Contracts - Martha Story 112 Orange Drive
                    Elon College, NC 27244

     Payment is net thirty (30) days. "LabCorp" is taxable based on shipment destination and all applicable local/state taxes are the responsibility of "LabCorp". In those states where CYTYC collects local/state sales taxes, CYTYC will add these taxes to the invoices and remit to the appropriate taxing authority.

E. Shipment shall be made FOB Destination Freight Prepaid, no additional handling charges or associated fees.

F. Neither party shall assign or transfer this Agreement without the consent of the other party, which consent shall not be unreasonably withheld or delayed.

LabCorp/CYTYC Corporation    The Office of Diagnostic Contracts/ms                   Page 1 of 4
LCAMA Rev. Date 11/11/1999   Acknowledgement by parties:   LabCorp                   CYTYC /s/ Illegible 2/22/2000
                                                                   ---------------         -----------------------

           LABORATORY CORPORATION OF AMERICA HOLDINGS MASTER AGREEMENT

================================================================================

G. Notices and other communications permitted or required under this Agreement will be deemed to be properly given if in writing and either delivered by hand or mailed by First Class U.S. Mail postage prepaid, addressed to the parties as follows:

     SELLER:        CYTYC Corporation
                    85 Swanson Road
                    Boxborough, MA 01719
                    Attention: Patrick J. Sullivan, President

     "LabCorp":     Laboratory Corporation of America Holdings
                    112 Orange Drive
                    Elon College, N.C. 27244
                    Attention: Mrs. Gail Page
                    Carbon Copy to:
                    Laboratory Corporation of America Holdings
                    430 South Spring Street
                    Burlington, N.C. 27215
                    Attention: Law Department

H. This Agreement may not be amended or modified except by written agreement of both of the parties. If no agreement is reached, CYTYC may, as its sole and exclusive remedy, terminate this Agreement provided however CYTYC shall be entitled to return at no charge to "LabCorp" all inventory in possession of "LabCorp" and payment for Product previously shipped and processed billable by "LabCorp". In no event shall "LabCorp" be liable for monetary damages. LabCorp does not warrant or represent any specific amount of Product shall be ordered hereunder.

I. CYTYC will not be liable for any failure to perform under this Agreement due to strikes, fire, explosion, flood, riot, lock-out, injunction, interruption of transportation, or unavoidable accidents.

J. CYTYC guarantees "LabCorp" the Product supplied shall not be adulterated or misbranded within the meaning of the U.S. Food, Drug, and Cosmetic Act.

K. CYTYC and "LabCorp" will conduct quarterly business reviews to discuss technical performance of all Product included in this Agreement. In the event that technical problems are identified or a CYTYC product is unavailable, "LabCorp" will notify CYTYC of the problem in writing. CYTYC will, within the course of ten (10) working days, identify an action plan to correct the problem and deliver this, in writing, to "LabCorp". If, after an additional twenty (20) working days, progress is not demonstrated in resolving the problem or Product performance does not meet package insert claims, then "LabCorp" may discontinue use of that Product without affecting the terms and conditions of the Agreement.

L. This Agreement may be terminated by either party with or without cause at any time with ninety (90) days written notice unless there are quality or shipment problems. If quality or shipment problems occur, then Paragraph K (above) applies. Quality or shipment problems are defined as inconsistent shipments, inadequate Product availability, Product that do not meet package insert claims or performance specifications as published in the manufacturer's publications.

LabCorp/CYTYC              Term: January 1, 2000 thru December 31, 2002            Page 2 of 4
LCAMA Rev. Date 11/11/99   Acknowledgement by parties:   LabCorp                   CYTYC /s/ Illegible 2/22/2000
                                                                 ---------------         -----------------------

LABORATORY CORPORATION OF AMERICA HOLDINGS MASTER AGREEMENT

M. If an individual Product becomes standardized across all Laboratory Corporation of America Holdings laboratories, both parties will negotiate a price change for the Product and amend or add a Product Addenda. If no Agreement is reached, either party may terminate this Agreement upon 90 days written notice. For CYTYC, such termination shall be its sole and exclusive remedy.

N. Items defined as Product listed on Addenda or added on Addenda (added at a later date) will have guaranteed pricing through the term of the Agreement.

O. If any terms of this Agreement are not met by "LabCorp" and the parties cannot agree on a resolution, CYTYC may elect, as its sole and exclusive remedy, to terminate this Agreement provided however CYTYC shall be entitled to return at no charge to "LabCorp" all inventory in possession of "LabCorp" and payment for Product previously shipped and processed billables by "LabCorp".

P. CYTYC warrants that during their applicable shelf life, the disposable Product will conform with the Specifications set forth in the package insert and the instrumentation and accompanying software will operate in accordance with the specifications and warranties set forth on Exhibit
                                                                            ---
     attached hereto and incorporated herein by reference. Furthermore, CYTYC hereby represents and warrants that the use of any technology or U.S. patents licensed hereunder is and will be free of any infringement of U.S. patents of other persons. CYTYC hereby represents and warrants that the use and sale of any Product covered by this agreement is and will be free of any infringement of patents of other persons. No disclaimer of warranties or attempt to limit "LabCorp"'s indemnification rights by CYTYC shall be effective.

Q. CYTYC shall give "LabCorp" a 120 day written notification of any Product changes.

R. "LabCorp" may advertise and promote CYTYC's Product and use CYTYC's trademarks solely in the manner used by CYTYC and for the purpose of marketing the Product. Customer shall not make any representation or warranty with respect to the Product other than those made by CYTYC.

S. CYTYC agrees to defend, indemnify, and hold "LabCorp" and subsidiaries, directors, officers, employees, and agents wholly harmless from and against third-party claims, losses, damages, lawsuits, settlements, demands, causes, judgments, expenses, and cost (including reasonable attorney fees) (collectively "Expenses") arising or alleged under or in connection with this Agreement or LabCorp's use of Product under this Agreement to the extent that such cost and liabilities are caused by a) CYTYC breach of any of its warranties in this Agreement, b) the failure of Product to function properly for "LabCorp"'s intended use in accordance with the specifications in the package insert for the Product, c) any negligence or willful misconduct of CYTYC, or d) any other liability resulting from "LabCorp"'s use of the Product in accordance with the specifications in the package insert for the Product. However, the foregoing rights to indemnity shall not apply to the extent that such claim, loss, lawsuit, or settlement results from "LabCorp"'s employees, or from the modification of any product of CYTYC by a third party not within CYTYC's control or without CYTYC's permission. This defense, indemnity and hold harmless obligation shall also include, but is not limited to, any such third-party claims, losses, damages, lawsuits, settlements, demands, causes, judgments, expenses and costs (including reasonable attorney fees) against LabCorp which relate in any manner to LabCorp's alleged infringement of any property rights of a third party in or to the Product or licenses under this Agreement. In the event of a lawsuit or other action in connection with which LabCorp is seeking indemnification from CYTYC hereunder, LabCorp agrees to give timely notice of the lawsuit or action to CYTYC and to cooperate with CYTYC in the defense of the lawsuit or action.

LabCorp/CYTYC              Term: January 1, 2000 thru December 31, 2002            Page 3 of 4
LCAMA Rev. Date 11/11/99   Acknowledgement by parties:   LabCorp                   CYTYC /s/ Illegible 2/22/2000
                                                                 ---------------         -----------------------

LABORATORY CORPORATION OF AMERICA HOLDINGS MASTER AGREEMENT

T. CYTYC and "LabCorp" each acknowledge that the other has a proprietary interest in its legal and business name and reputation. Therefore, except as otherwise required by law, neither party shall use the other's name nor shall mention or describe this Agreement or its relationship with the other party in any press release, advertising, marketing, and promotional materials or other publications or materials without first obtaining the prior written approval of (a) in the case of LabCorp, the Senior Vice President of Automation and Diagnostics, or (b) in the case of CYTYC, the Vice President of Finance. A violation of this paragraph shall be considered a material breach of this Agreement, and the non-breaching party shall be, to the extent consistent with applicable law, entitled to pursue all legal or equitable remedies, including an injunction, as a result of such breach. Except as otherwise required by law, each of the parties hereto agrees to keep the terms and conditions of this Agreement (including any Product Addenda) confidential and will not disclose the same without the prior written consent of the other party. Notwithstanding the foregoing sentence, either party may disclose the terms and conditions of this Agreement (including any Product Addenda) to any employees, agents, or advisors of such party with a material need to know such information, provided that all such employees, agents and advisors agree to be bound by the terms and conditions of the foregoing sentence as if they were parties hereto, and neither party may disclose any such terms and conditions to any competitor of the other party.

U. Upon termination of this Agreement for any reason, "LabCorp" shall return all Product to CYTYC, at CYTYC's expense that were delivered to "LabCorp" by CYTYC and not paid for by "LabCorp" during the term of the Agreement. CYTYC shall be entitled to a return at no charge to "LabCorp" of all inventory in possession of "LabCorp" and payment for Product previously shipped and processed billable.

V. This Agreement shall be construed and enforced in accordance with the laws of the State of North Carolina. In the event of any default in the payment of any amounts due hereunder, the prevailing party in any action shall be entitled to collect all costs, expenses (including reasonable attorney's fees) and damages incurred in enforcing this Agreement.

   In the event of any inconsistencies between this Agreement and the attached
                  Addenda, this Master Agreement shall control.

LABORATORY CORPORATION OF AMERICA               CYTYC CORPORATION
HOLDINGS


By:    /s/ Nevin Breedlove                By:    /s/ Daniel J. Levangie
       --------------------------------          -------------------------------
       Nevin Breedlove
Title: National Director of               Title: Senior Vice President
       Automation & Diagnostics
Date:                                     Date:  2/15/00
       --------------------------------          -------------------------------

LabCorp/CYTYC              Term: January 1, 2000 thru December 31, 2002            Page 4 of 4
LCAMA Rev. Date 11/11/99   Acknowledgement by parties:   LabCorp                   CYTYC /s/ Illegible 2/22/2000
                                                                 ---------------         -----------------------

         LABORATORY CORPORATION OF AMERICA HOLDINGS /CYTYC CORPORATION
                               EQUIPMENT ADDENDUM

CYTYC Corporation hereinafter referred to as CYTYC, will sell to Laboratory Corporation of America Holdings (LabCorp) new ThinPrep 2000 Processor instrumentation, as ordered from time to time by LabCorp, at ***% discount from List Price for the term of this Agreement and the following terms and conditions shall apply:

INSTRUMENT(S) PRICING ThinPrep(R) 2000 Processor

     Discount ***% off List Price as set forth below:

     ===========================================================================
     INSTRUMENT                              LIST PRICE                LCA PRICE
     ===========================================================================
     ThinPrep(R)2000 Processor                  $***                   $*** each
     ===========================================================================

SHIPPING & HANDLING

     Includes all Installation fees and Shipping charges as set forth in the Master Agreement.

ThinPrep(R) 2000 SERVICE AGREEMENT

     . CYTYC will provide ThinPrep(R) 2000 Processor Service Agreement to LabCorp based upon the following discounted pricing schedule. Service contract pricing below is quoted on a "per facility" basis, reorganizing service economics due to multiple instruments at a single facility.

          ----------------------------------------------------------------------
                                                                 Total Service
          Length of Service Agreement        Annual Price     Price per facility
          ----------------------------------------------------------------------
          1 year                                 $***               $***
          ----------------------------------------------------------------------
          3 years                                $***               $***
          ----------------------------------------------------------------------
          5 years                                $***               $***
          ----------------------------------------------------------------------

     . Either party may terminate this Service Agreement if the other party materially breaches any provision hereof. In the event of such termination the amount paid for the service contract will be prorated and refunded to LabCorp.

     . CYTYC will perform corrective maintenance (Service) on the ThinPrep(R) 2000 Processors at no additional charge to LabCorp during the 3-year term of this agreement. Service will be provided by one of the following methods at the sole discretion of LabCorp:

               1.   Repairing the instrument in the laboratory.
               2.   Replacing out the system while repairs are being performed.
               3.   Replacing the instruments permanently.

EQPPA Rev, Date 4/99 The Office of Diagnostic Contracts   LabCorp/CYTYC            Page 1 of 2
                                                                                   /s/ Illegible 2/22/2000

          LABORATORY CORPORATION OF AMERICA HOLDINGS/CYTYC CORPORATION
                               EQUIPMENT ADDENDUM

ThinPrep(R)2000 SERVICE AGREEMENT                          continued from Page 1

..    Additional Services shall include but are not limited to the following:

          Toll free 24 hour phone service, 7 days per week.
          On-site field service response within 24-48 hours
          Annual Preventive Maintenance visit
          On-site technical lectures for staff, if requested by LabCorp Technical Service Representative visits as requested

..    CYTYC agrees to upgrade any and all CYTYC ThinPrep Processor 2000 instruments to maintain instruments at fully operational levels required by LabCorp throughout the term of this Agreement. LabCorp shall not incur any additional costs, expense, or liability as a result of these upgrades.

TRAINING:

CYTYC agrees to provide, at its expense, training for one (1) Cytopathologist and one (1) Cytotechnologist from each LabCorp laboratory that has not previously performed the ThinPrep Pap Test in its laboratory facility, at CYTYC a headquarters in Boxborough, MA. For laboratories that have been trained by CYTYC at CYTYC's headquarters in Boxborough, MA, additional training of laboratory personnel will be conducted by CYTYC Corporation Cytology Application Specialists. This additional training will be conducted at LabCorp laboratories. Requests by LabCorp for additional on-site training will be conducted at LabCorp laboratories. Requests by LabCorp for additional on-site training can be scheduled and coordinated through CYTYC Corporation Technical Service Department.

In the event of any inconsistencies between this Addenda and Master Agreement, the Master Agreement shall control.

PRICING EFFECTIVE DATE: January 1, 2000      EXPIRES: January 31, 2003

LABORATORY CORPORATION OF AMERICA HOLDINGS   CYTYC CORPORATION


By:                                       By: /s/ Daniel J. Levangie
   ------------------------------------       ----------------------------------
       Nevin Breedlove
Title: National Director                  Title: Senior Vice President
       Automation & Diagnostics
Date:                                     Date:  2/15/00
       --------------------------------

EQPPA Rev, Date 4/99   The Office of Diagnostic Contracts   LabCorp/CYTYC          Page 2 of 2
                                                                                   /s/ Illegible 2/22/2000

          LABORATORY CORPORATION OF AMERICA HOLDINGS/CYTYC CORPORATION
                                PRODUCT ADDENDUM

This addendum is an integral part of the Master Agreement dated February 1, 2000 between Laboratory Corporation of America Holdings ("LabCorp") and Cytyc Corporation ("CYTYC"). CYTYC agrees to provide to "LabCorp" the ThinPrep(R) Pap Test(TM) ("TPPT") on the following terms and conditions:

PRICING LAB SUPPLIES:

CYTYC agrees to provide LabCorp with ThinPrep Pap Test kits as configured in CYTYC's standard product packaging on a consignment basis. These supplies will be billed to "LabCorp" following the fifth business day of each month at a Product pricing of $*** per billable. On or before the fifth business day of each month, "LabCorp" will report to CYTYC the number of ThinPrep Pap Tests processed during the previous month.

CONSIGNMENT TERMS:

Upon not less than 90 days' notice by CYTYC to LabCorp, LabCorp shall promptly return to CYTYC any Products provided to LabCorp hereunder, provided, however, LabCorp shall immediately return any Product in its possession upon notice by CYTYC of a material breach by LabCorp of any provision of this Agreement. Notwithstanding, LabCorp shall not be obligated at any time to return to CYTYC any physician office supplies previously provided to physicians by LabCorp under this Agreement. LabCorp shall use reasonable efforts to return all Product, in its possession within such 90 day period. All associated costs of return of such Product shall be at CYTYC's sole expense. CYTYC shall bear all risk of loss for such consigned Product whether at LabCorp location or physician third party location. During the term of this Agreement and any return to CYTYC, CYTYC shall insure all such Product.

       In the event of any inconsistencies between this Addenda and Master
                 Agreement, the Master Agreement shall control.

PRICING EFFECTIVE DATE: February 1, 2000            EXPIRES: January 31, 2003

LABORATORY CORPORATION OF AMERICA                        CYTYC CORPORATION
            HOLDINGS


By: /s/ Nevin Breedlove                   By: /s/ Daniel J. Levangie
    -----------------------------------       ----------------------------------
       Nevin Breedlove
Title: National Director                  Title: Senior Vice President
       Automation & Diagnostics
Date:  2/21/00                            Date:  2/15/00

Acknowledged by:    LabCorp             CYTYC                                      Page 1 of 1
                            -----------       ----------                           /s/ Illegible 2/22/00

                                  AMENDMENT TO

                                MASTER AGREEMENT

This Amendment is entered into this 20th day of December 2001, by and between CYTYC Corporation ("Cytyc") and Laboratory Corporation of America Holdings ("LabCorp") and is intended by the parties hereto to modify the Master Agreement and Equipment and Product Addenda entered into between Cytyc and LabCorp dated the 1st day of January 2000 (the "Agreement").

Cytyc and LabCorp hereby agree as follows:

1. TERM: The term of the Agreement shall be extended through December 31, 2004.

2. CYTYC shall ship to any "LabCorp" laboratory, which orders Product who is authorized under this Agreement. Invoices should be mailed to the following address:

                          SEND INVOICES TO:

               Laboratory Corporation of America Holdings
               Accounts Payable Department
               Caller # 2280
               Burlington, North Carolina 27216-2280

3. Shipment shall be FOB Factory Freight Prepaid. Payment is net thirty (30) days. Where applicable, there shall be added to the Charges any taxes on such Charges, including but not limited to, applicable state and local sales, use or excise taxes. Applicable sales taxes will be based upon shipment destination and will be added to the Charges and invoiced to LabCorp by Cytyc Corporation. Cytyc shall be responsible for all income taxes related to the income generated from the sale of products hereunder.

4. PRE-JANUARY 1, 2002, FEE SCHEDULE: All charges for ThinPrep 2000 Processor Instruments shipped to LabCorp between January 1, 2001, and December 31, 2001, shall be included in the cost per billable fee schedule effective through December 31, 2001, as specifically set forth in the Product Addendum. Title to and risk of loss for such instrumentation shall remain with Cytyc.

5. INSTRUMENTATION: Effective January 1, 2002, and continuing throughout the remainder of the term, Cytyc shall provide all ThinPrep 2000 Processors as follows:

     a. The charges for all ThinPrep 2000 Processors placed at LabCorp facilities prior to January 1, 2002, shall be included in the rates LabCorp shall pay Cytyc as more specifically set forth in paragraph 5 below.

     b. Cytyc shall provide to each LabCorp facility one additional ThinPrep 2000 Processor when incremental utilization for Cytyc ThinPrep testing exceeds an average of *** tests per month over a consecutive three (3) month period of time. The charges for such additional instrumentation shall be included in the rates LabCorp shall pay Cytyc as more specifically set forth in paragraph 5 below. LabCorp shall provide Cytyc with monthly utilization reports for each LabCorp facility by the 20th day of the following month.

     c. Cytyc and LabCorp agree to negotiate in good faith the placement of additional instrumentation in the event circumstances otherwise warrant in LabCorp's reasonable discretion but the utilization thresholds set forth in paragraph 3(b) above have not been met. Such circumstances may include, but shall not be limited to, anticipated additional capacity requirements due to new or enhanced LabCorp relationships in a particular market.

     d. In the event LabCorp requires additional instrumentation beyond the requirements set forth in paragraph 3(b) and (c) during the term, LabCorp may purchase additional instrumentation at a cost of $*** per instrument. Such instrumentation shall be owned by LabCorp.

     e. During the term LabCorp may purchase ThinPrep 3000 Processors for $*** per instrument.

6. PURCHASE RIGHT: Upon termination of this Agreement, LabCorp shall have the right to purchase any ThinPrep 2000 Processor placed pursuant to paragraphs 3(b) and (c) above at a cost of $*** per instrument. In the event LabCorp elects to purchase such instrumentation it shall provide Cytyc 15 days notice. Upon payment of the purchase price Cytyc shall convey to LabCorp all right, title, and interest to such instrumentation free and clear of all liens and encumbrances.

7. FEES: Effective January 1, 2002, and continuing throughout the remainder the term, Cytyc shall provide to LabCorp ThinPrep Pap Test Laboratory Supplies (1 X ThinPrep Pap Test microscope slide and 1 X ThinPrep Pap Test TransCyt Filter (one supply) for $*** each. Additional discounts shall be available based on the following schedule:

Time Period                Laboratory Supplies Invoiced   Additional Discount Per Test
-----------                ----------------------------   ----------------------------
Jan. 1, 2002-Dec. 31, 2002          Up to ***                          $***
                                    Excess over ***                    $***

Jan. 1, 2003-Dec. 31, 2003          Up to ***                          $***
                                    Excess over ***                    $***
                                    Excess over ***                    $***

Jan. 1, 2004-Dec. 31, 2004          Up to ***                          $***
                                    Excess over ***                    $***
                                    Excess over ***                    $***

8. COST PER BILLABLE TERMINATION: The Parties agree to transition from the cost per billable provisions of the original product addendum and terminate the cost per billable program effective January 1, 2002, as follows:

     a. LabCorp will report monthly ThinPrep Pap Test usage to Cytyc for November 2001 and December 2001 no later than 5 business days following the end of fiscal year 2001.

     b. Cytyc Corporation will invoice LabCorp for November and December ThinPrep Pap Test usage at the price of $*** per test.

     c. LabCorp will provide to Cytyc during December 2001 a Consignment Inventory Payment for *** ThinPrep Pap Tests in LabCorp's possession at a price of *** for a total payment of $***

          On or about December 31, 2001, LabCorp will conduct a physical inventory to determine the total number of ThinPrep Pap Test Laboratory Supplies in inventory at all LabCorp facilities. LabCorp will pay Cytyc for the remaining inventory (December 31, 2001 Physical Inventory total MINUS *** pre-paid tests) at the rate of *** test. This remaining inventory will be paid to Cytyc in two equal installment payments, with the first installment due March 15, 2002, and the second installment due June 15, 2002.

9.   TRAINING

     Cytyc Corporation agrees to provide, at its expense, training at Cytyc's headquarters in Boxborough, Massachusetts for one cytopathologist and one cytotechnologist from each LabCorp facility that has not previously performed the ThinPrep Pap Test in that facility. Additional training of LabCorp laboratory personnel will be conducted by Cytyc Application Specialists. Such additional training shall be conducted at LabCorp facilities. Requests by LabCorp for additional on-site training can be scheduled through Cytyc Technical Service Department. This training shall be at no additional charge to LabCorp.

8. Except as specifically modified by this Amendment, the Agreement shall remain unchanged and in full force and effect. In the event there is any conflict between the terms of the original Agreement, Product and Equipment Addendum, the terms of this Amendment shall control.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed in their names as their official acts by their respective representatives, each of whom is duly authorized to execute the same.

Laboratory Corporation of America Holdings ("LabCorp")


BY: /s/ Illegible
    ----------------------------

TITLE: V.P./Director S&P

DATE: 12/20/01

WITNESS: Nevin Breedlove


CYTYC CORPORATION ("CYTYC")


BY: /s/ Daniel J. Levangie
    ----------------------------

TITLE: Chief Operating Officer

DATE: 12/18/01

WITNESS: Anne Marie Dodge

                                 [LOGO] LabCorp

Laboratory Corporation of America(TM) Holdings
112 Orange Drive
Elon, North Carolina 27244
Telephone: 336-436-2857
FAX: 336-436-0565

Nevin Breedlove
National Director, Business Develeopment
Science & Technology

December 20, 2001

Dan Levangie
COO, Executive Vice President
Cytyc Corporation
85 Swanson Road
Boxborough, MA 01719

Dear Mr. Levangie:

This letter is to further clarify Paragraph 7, "FEES" as set forth in the "Amendment to Master Agreement" dated December 20, 2001 by and between Cytyc Corporation ("Cytyc") and Laboratory Corporation of America Holdings ("LabCorp") which amends the Master Agreement and Equipment and Product Addenda entered into between Cytyc and LabCorp dated the 1st day of January 2000 the ("Agreement").

It is understood that Cytyc will issue an additional discount in the form of a check to LabCorp at the rates indicated in Paragraph 7 of the amendment ("Additional Discount Per Test") for all ThinPrep Pap Test Laboratory Supplies invoiced to LabCorp in excess of the calendar year thresholds as described in Paragraph 7 ("Time Period"). All ThinPrep Pap Test Laboratory Supplies invoiced during the applicable Time Period will be applied to the aggregate annual threshold. LabCorp will receive the Additional Discount beginning in the month the threshold is exceeded and continuing through the remainder of the current calendar year.

The attached example is solely for the purposes of illustration and in no way represents actual ordering, charges, or additional discounts.

EXAMPLE

------------------------------------------------------------------------
                                                     Price    Additional
                                        Additional    Per      Discount
          Laboratory            Price    Discount    Test         X
          Suppliers    Annual   Per        Per         X     Excess Over
Month      Involved    Total    Test      Tests      Tests    ***Tests
------------------------------------------------------------------------
        Kits   Tests
------------------------------------------------------------------------
Jan     ***    ***      ***      ***       ***        ***
------------------------------------------------------------------------
Feb     ***    ***      ***      ***       ***        ***
------------------------------------------------------------------------
Mar     ***    ***      ***      ***       ***        ***
------------------------------------------------------------------------
Apr     ***    ***      ***      ***       ***        ***
------------------------------------------------------------------------
May     ***    ***      ***      ***       ***        ***
------------------------------------------------------------------------
Jun     ***    ***      ***      ***       ***        ***
------------------------------------------------------------------------
Jul     ***    ***      ***      ***       ***        ***
------------------------------------------------------------------------
Aug     ***    ***      ***      ***       ***        ***
------------------------------------------------------------------------
Sep     ***    ***      ***      ***       ***        ***
------------------------------------------------------------------------
Oct     ***    ***      ***      ***       ***        ***        ***
------------------------------------------------------------------------
Nov     ***    ***      ***      ***       ***        ***        ***
------------------------------------------------------------------------
Dec     ***    ***      ***      ***       ***        ***        ***
------------------------------------------------------------------------

LabCorp is invoiced for *** ThinPrep Pap Tests *** Kits x *** ThinPrep Pap tests per Kit) for the month of October. The following illustrates the process by which Cytyc and LabCorp will calculate fees and the additional discounts described in Paragraph 7.

------------------------------------------------
STEP 1
------------------------------------------------
  ***    Tests
------------------------------------------------
X ***    Price Per Test
------------------------------------------------
$ ***    October Payment From LabCorp to Cytyc
------------------------------------------------

The invoice for * Tests enables LabCorp to exceed the * threshold and to qualify for the Additional Discount described in Paragraph 7.

------------------------------------------------
STEP 2
------------------------------------------------
  ***      Annual Total Through October
------------------------------------------------
- ***      Threshold for Additional Discount
------------------------------------------------
  ***      Excess over*** Tests
------------------------------------------------

------------------------------------------------
STEP 3
------------------------------------------------
  ***      Excess over*** Tests
------------------------------------------------
X ***      Additional Discount
------------------------------------------------
  ***      October Payment from Cytyc to LabCorp
------------------------------------------------

The parties confirm their agreement to the above by executing below:

Laboratory Corporation of America         Cytyc Corporation


By: /s/ Illegible                         By: /s/ Daniel J. Levangie
    -----------------------------------       ----------------------------------

Title: V.P./Director S&P                  Title: Chief Operating Officer

Date:  12/20/01                           Date:  12/21/01
       --------------------------------          -------------------------------